                                     EXHIBIT 10



                     AIRNET SYSTEMS, INC. AMENDED AND RESTATED
                             1996 INCENTIVE STOCK PLAN

                                AIRNET SYSTEMS, INC.
                                AMENDED AND RESTATED
                             1996 INCENTIVE STOCK PLAN


     SECTION 1. PURPOSES. The purposes of the Amended and Restated AirNet Systems, Inc. 1996 Incentive Stock Plan are to promote the interests of AirNet Systems, Inc. and its shareholders by (a) attracting and retaining exceptional executive personnel and other key employees of, and advisors and consultants to, and directors of the Company and its Subsidiaries; (b) motivating such employees, advisors and consultants and Eligible Directors by means of performance-related incentives to achieve longer-range performance goals; and
(c) providing all long-term employees of the Company and its Subsidiaries with the opportunity to participate in the long-term growth and financial success of the Company.

     SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     "Award" shall mean any Option, Restricted Stock Award or Performance Award but shall not include any Director Option, any Right to Purchase or any Share issued pursuant to Section 10 of this Plan.

     "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award which may, but need not, be executed or acknowledged by a Participant.

     "Board" shall mean the Board of Directors of the Company.

     "Cash Account" shall mean an account established for each Participant to which amounts withheld through payroll deductions shall be credited to purchase Shares under the provisions of Section 10.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean a committee of the Board designated by the Board to administer the Plan which shall satisfy the requirements contained in
Section 1.162-27(c)(4) of the Final Regulations. The Committee shall be composed of not less than the minimum number of persons from time to time required by Rule l6b-3, each of whom shall be (a) a person from time to time permitted by the rules promulgated under Section 16 of the Exchange Act in order for grants of Awards to be exempt transactions under said Section 16; and
(b) receiving remuneration in no other capacity than as a director, except as permitted under Section 1.162-27(e)(3) of the Final Regulations.

     "Company" shall mean AirNet Systems, Inc., together with any successor thereto.

     "Covered Employee" shall mean any individual who, on the last day of the Company's taxable year, is

          (a) the chief executive officer of the Company or is acting in such capacity; or

          (b) among the four highest compensated officers (other than the chief executive officer).

For this purpose, whether an individual is the chief executive officer or one of the four highest compensated officers of the Company shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

     "Director Option" shall mean a Non-Qualified Stock Option granted to each Eligible Director pursuant to Section 6(e) without any action by the Board or the Committee.

     "Effective Date" shall mean the date on which the Plan is approved by the shareholders of the Company.

     "Eligible Director" shall mean, on any date, a person who is serving as a member of the Board but shall not include a person who is an Employee of the Company or a Subsidiary or a person who was a member of the Board on May 1, 1996.

     "Employee" shall mean (a) an employee of the Company or of any Subsidiary; and (b) except with respect to an Incentive Stock Option, a Right to Purchase and the issuance of Shares under Section 10, an advisor or consultant to the Company or to any Subsidiary.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion, provided that the fair market value of Shares shall be determined by reference to the most recent closing price quotation or, if none, the average of the bid and asked prices, as reported as of the most recent available date with respect to the sale of Shares on any quotation system approved by the National Association of Securities Dealers then reporting sales of Shares or on any national securities exchange on which the Shares are then listed.

     "Final Regulations" shall mean the final regulations promulgated by the Internal Revenue Service under Section 162(m) of the Code.

     "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     "Offering" shall mean an opportunity provided by the Committee to purchase Shares under the provisions of Section 10. Offerings may be consecutive or concurrent, as determined by the Committee. The Committee shall designate the maximum number of Shares that may be purchased under each Offering. Shares not sold under one Offering may be offered again in any subsequent Offering.

     "Offering Effective Date" shall mean the first business day of the month designated by the Committee as the start of the Offering Period applicable to an Offering.

     "Offering Period" shall mean the duration of an Offering, as designated by the Committee. The Offering Period for any Offering shall not exceed 12 months.

     "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option but shall not include a Director Option.

     "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan. In addition, for purposes of Section 10, the term "Participant" shall include any Employee who has satisfied the requirements of such section to acquire Shares under the Plan.

     "Performance Award" shall mean any right granted under Section 8 of the Plan.

     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Plan" shall mean the AirNet Systems, Inc. Amended and Restated 1996 Incentive Stock Plan.

     "Restricted Stock" shall mean any Share granted under Section 7 of the Plan.

     "Right to Purchase" shall mean an option to purchase Shares granted to a Participant who elects to participate in an Offering under the provisions of
Section 10. A Right to Purchase granted for an Offering shall terminate following the close of business on the Right to Purchase Date for that Offering to the extent that such Right to Purchase is not exercised on such Right to Purchase Date.

     "Right to Purchase Date" shall mean the last business day of an Offering Period to purchase Shares under the provisions of Section 10.

     "Rule l6b-3" shall mean Rule l6b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

     "Shares" shall mean the Common Shares, $0.01 par value, of the Company or such other securities of the Company as may be designated by the Committee from time to time.

     "Share Account" shall mean an account established for each Participant who exercises a Right to Purchase under Section 10. A Participant's Share Account will be credited with the number of Shares purchased on each Right to Purchase Date and debited for the number of Shares withdrawn by the Participant after such date.

     "Subsidiary" shall mean any corporation which, on the date of determination, qualified as a subsidiary corporation of the Corporation under
Section 424(f) of the Code.

     "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

     "Ten Percent Shareholder" shall mean any shareholder who, at the time an Incentive Stock Option is granted to such shareholder, owns (within the meaning of Section 424(d) of the Code) more than ten percent of the voting power of all classes of stock of the Company or a Subsidiary.

     "Year of Service" shall mean each 12 consecutive month period, beginning on an Employee's date of hire with the Company or a Subsidiary (and anniversaries of such date), during which an Employee is employed by the Company or a Subsidiary. For this purpose, all service with the Company or a Subsidiary prior to May 1, 1996 shall be included. Further, periods of service with the Company or a Subsidiary which are interrupted by a termination of employment (not including any authorized leave of absence) of more than two months shall not be aggregated.

     SECTION 3.  ADMINISTRATION.

          (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (iv) determine the terms and conditions of any Award or Director Option; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property or canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award or Director Option made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

          (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Director Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any subsidiary, any Participant, any holder or beneficiary of any Award or Director Option, any shareholder and any Employee.

     SECTION 4.  SHARES AVAILABLE FOR THE PLAN.

          (a)  SHARES AVAILABLE.  Subject to adjustment as provided in
Section 4(b), the number of Shares available for issuance under the Plan shall be 1,650,000. If any Shares covered by an Award or Director Option granted under the Plan, or to which such an Award or Director Option relates, or any Shares issued under Section 10, are forfeited, or if an Award or Director Option otherwise terminates or is canceled without the delivery of Shares, then the Shares which may be issued under this Plan, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares available for issuance, to the extent permissible under Rule l6b-3. In the event that any Option, Director Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule l6b-3.

          (b) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall proportionately adjust any or all (as necessary) of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) which may be issued under the Plan; (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards; (iii) the number of Shares or other securities of the Company (or number and kind of other securities or property) and the purchase price per Share subject to purchase under Section 10 hereof; and (iv) the grant or exercise price with respect to any Award; provided, in each case, that with respect to Awards of Incentive stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended. If, pursuant to the preceding sentence, an adjustment is made to outstanding Options held by Participants, a corresponding adjustment shall be made to outstanding Director Options and if, pursuant to the preceding sentence, an adjustment is made to the number of Shares authorized for issuance under the Plan, a corresponding adjustment shall be made to the number of Shares subject to each Director Option thereafter granted pursuant to Section 6(e).

          (c) SOURCES OF SHARES. Any Shares issued pursuant to the terms of this Plan may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     SECTION 5. ELIGIBILITY FOR AWARDS AND DIRECTOR OPTIONS. Any Employee, including any officer or employee-director of the Company or any Subsidiary, who is not a member of the Committee, shall be eligible to be designated a Participant for purposes of receiving an Award under the Plan. Each Eligible Director shall receive nondiscretionary Director Options in accordance with Section 6(e) hereof.

     SECTION 6.  OPTIONS AND DIRECTOR OPTIONS.

          (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including, without limitation, the requirements of Code Section 422(d) which limit the aggregate Fair Market Value of Shares for which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year. Each provision of the Plan and of each written option agreement relating to an Option designated as an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

          (b) EXERCISE PRICE. The Committee shall establish the exercise price at the time each Option is granted, which price, except in the case of Options that are Substitute Awards, shall not be less than 100% of the per Share Fair Market Value on the date of grant. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is a Ten Percent Shareholder, shall not be less than 110% of the per Share Fair Market Value on the date of grant.

          (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, in the case of an Incentive Stock Option, a Participant may not exercise such Incentive Stock Option after (i) the date which is ten years (five years in the case of a Participant who is a Ten Percent Shareholder) after the date on which such Incentive Stock Option is granted; or (ii) the date which is three months (twelve months in the case of a Participant who becomes disabled, as defined in Section 22(e)(3) of the Code, or who dies) after the date on which he ceases to be an Employee of the Company or a Subsidiary.

The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. The Committee shall have the right to accelerate the exercisability of any Option or outstanding Option in its discretion.

          (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest) or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

          (e) DIRECTOR OPTIONS. On March 7, 1997, each individual then serving as an Eligible Director was granted an immediately exercisable Director Option to purchase 2,000 Shares at an exercise price per Share equal to the Fair Market Value on the date of grant. Notwithstanding anything else contained herein to the contrary, each individual who is an Eligible Director on the Effective Date shall be granted a Director Option to purchase 20,000 Shares effective on the Effective Date. Any individual who is a newly-elected or appointed Eligible Director after the Effective Date shall be granted a Director Option to purchase 20,000 Shares effective on the date of his appointment or election to the Board. Each Director Option granted on or after the Effective Date shall be granted at an exercise price per Share equal to the Fair Market Value on the date of grant. Each Director Option shall vest and become exercisable as follows: (i) with respect to 20% of the Shares covered thereby on the grant date; and (ii) with respect to an additional 20% of the Shares covered thereby on each of the first, second, third and fourth anniversaries of such grant date. Once vested and exercisable, a Director Option shall remain exercisable until the earlier to occur of the following two dates: (i) the tenth anniversary of the date of grant of such Director Option; or (ii) three months (twelve months in the case of an Eligible Director who becomes disabled, as defined in Section 22(e)(3) of the Code, or who dies) after the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board after having been convicted of, or pled guilty or nolo contendere to, a felony, his Director Option shall be canceled on the date he ceases to be a member of the Board. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6(d). In the event the

Company merges with another entity and the Company is not the surviving entity, or in the event all or substantially all of the Company's assets or stock is acquired by another entity, each Director Option shall immediately vest and become exercisable.

     SECTION 7.  RESTRICTED STOCK.

          (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock will vest and no longer be subject to forfeiture to the Company and the other terms and conditions of such Awards. The Committee shall have the right to accelerate the vesting of any Restricted Stock or outstanding Restricted Stock in its discretion.

          (b) TRANSFER RESTRICTIONS. Until the lapse of applicable restrictions, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

          (c) PAYMENT OF DIVIDENDS. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.

     SECTION 8.  PERFORMANCE AWARDS.

          (a) GRANT. The Committee shall have sole and complete authority to determine the Employees who shall receive a Performance Award denominated in cash or Shares; (i) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish; and (ii) payable at such time and in such form as the Committee shall determine.

          (b) TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

          (c) PAYMENT OF PERFORMANCE AWARDS. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

     SECTION 9.  CODE SECTION 162(m) LIMITATIONS.

          (a) GENERAL LIMITATIONS. Any Awards issued under this Plan to Covered Employees must satisfy the requirements of this Section 9.

          (b) REQUIREMENTS FOR ALL AWARDS. Any Award issued to a Covered Employee shall constitute qualified performance-based compensation. For this purpose, an Award shall constitute qualified performance-based compensation to the extent that:

               (i) it is granted by the Committee on account of the attainment of one or more preestablished, objective performance goals established by the Committee, in accordance with the provisions of
          Section 1.162-27(e)(2) of the Final Regulations;

               (ii) the material terms of the performance goal under which the Award is issued are disclosed to and subsequently approved by the shareholders of the Company, in accordance with the provisions of
          Section 1.162-27(e)(4) of the Final Regulations; and

               (iii) the Committee certifies, in writing, prior to the payment of any compensation under the Award, that the performance goals and any other material terms were in fact satisfied.

          (c) SPECIAL RULES FOR OPTIONS. The grant of an Option to a Covered Employee under the Plan shall satisfy the requirements of Section 9(b)(i) above to the extent that the following requirements are satisfied:

               (i) subject to the provisions of Section 4(b), no Covered Employee shall receive Options for more than 200,000 Shares over any one-year period. For this purpose, to the extent that any Option is canceled (as described in Section 1.162-27(e)(2)(vi)(B) of the Final Regulations), such canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to a Covered Employee under the Plan; and

               (ii) under the terms of the Option, the amount of compensation that the Covered Employee may receive is based solely on an increase in the value of the Shares after the grant of the Option, unless the grant of such Option is contingent upon the attainment of a performance goal that otherwise satisfies the requirements of
          Section 9(b)(i) above.

          SECTION 10.  STOCK PURCHASE PLAN.

(a) ELIGIBILITY. Each Employee who has at least one Year of Service on an Offering Effective Date shall be eligible to participate in the Offering which is applicable to such Offering Effective Date. Nothing contained herein and no rules and regulations prescribed by the Committee shall permit or deny participation in any Offering contrary to the requirements of the Code (including, without limitation, Sections 423(b)(3), 423(b)(4) and 423(b)(8) thereof). Nothing contained herein and no rules and regulations prescribed by the Committee shall permit any Participant to be granted a Right to Purchase:

          (i) if, immediately after such Right to Purchase is granted, such Participant would own, and/or hold outstanding options or rights to purchase, shares of the Company or of any Subsidiary, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or such Subsidiary; or

          (ii) which permits a Participant's rights to purchase Shares under all employee stock purchase plans of the Company and of its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000.00) of Fair Market Value of Shares (determined as of the date such Right to Purchase is granted) for each calendar year in which such Right to Purchase is outstanding at any time.

For purposes of clause (a)(i) above, the provisions of Section 424(d) of the Code shall apply in determining the stock ownership of each Participant. For purposes of clause (a)(ii) above, the provisions of Section 423(b)(8) of the Code shall apply in determining whether a Participant's Rights to Purchase and other rights are permitted to accrue at a rate in excess of the permitted rate.

     (b) PURCHASE PRICE. The purchase price for a Share under each Offering shall be determined by the Committee prior to the Offering Effective Date and shall be stated as a percentage of the Fair Market Value of a Share on either the Right to Purchase Date or the Offering Effective Date, whichever is the lesser, but the purchase price shall not be less than the lesser of eighty-five percent (85%) of the per share Fair Market Value of the

Shares as of the Offering Effective Date or eighty-five percent (85%) of the per share Fair Market Value of the Shares as of the Right to Purchase Date for the Offering.

     (c) PARTICIPATION IN OFFERINGS. Except as may be otherwise provided for herein, each Employee who is eligible for and elects to participate in an Offering shall be granted Rights to Purchase for as many Shares as he may elect to purchase during that Offering, to be paid by payroll deductions during such period. The Committee shall establish administrative rules and regulations regarding the payroll deduction process for this Section 10, including, without limitation, minimum and maximum permissible deductions; the timing for initial elections, changes in elections and suspensions of elections during an Offering Period; and the complete withdrawal by a Participant from an Offering. Amounts withheld through payroll deductions under this paragraph shall be credited to each Participant's Cash Account. Such amounts will be delivered to a custodian for the Plan and held pending the purchase of Shares as described in paragraph (e) of this Section 10. All amounts held in a Participant's Cash Account shall bear interest at a rate as may be agreed upon by the Committee and the custodian of the Plan. If a Participant withdraws entirely from an Offering (pursuant to rules established by the Committee), his Cash Account balance will not be used to purchase Shares on the Right to Purchase Date. Instead, the portion of the Cash Account equal to the Participant's payroll deductions under the Plan during the Offering Period will be refunded to the Participant without interest (notwithstanding any provision contained herein). Such a Participant will not be eligible to re-enroll in that Offering, but may resume participation on the Offering Effective Date for the next Offering. In addition, the Committee may impose such other restrictions on the right to withdraw from Offerings as it may deem appropriate.

     (d) GRANT OF RIGHTS TO PURCHASE. Rights to Purchase with respect to Shares shall be granted to Participants who elect to participate in an Offering. Such Rights to Purchase may be exercised on the Right to Purchase Date applicable to the Offering. The number of Shares subject to Rights to Purchase on each Right to Purchase Date shall not exceed the number of Shares authorized for issuance during the applicable Offering.

     (e) EXERCISE OF RIGHTS TO PURCHASE. Each Right to Purchase shall be exercised on the applicable Right to Purchase Date. Each Participant automatically and without any act on his part will be deemed to have exercised a Right to Purchase on each Right to Purchase Date to purchase the number of whole and fractional Shares which the amount in his Cash Account at that time is sufficient to purchase at the applicable purchase price. Any remaining amount credited to a Participant's Cash Account after such application shall remain in such Participant's Cash Account for use in the next Offering unless withdrawn by the Participant. The Company shall deliver to the custodian of the Plan as soon as practicable after each Right to Purchase Date a certificate for the total number of Shares purchased by all Participants on such Right to Purchase Date. The custodian shall allocate the proper number of Shares to the Share Account of each Participant. If the aggregate Cash Account balances of all Participants on any Right to Purchase Date exceeds the amount required to purchase all of the Shares subject to Rights to Purchase on that Right to Purchase Date, then the Shares subject to Rights to Purchase shall be allocated pro rata among the Participants in the proportion that the number of Shares subject to Rights to Purchase bears to the number of Shares that could have been purchased with such aggregate amount available, if an unlimited number of Shares were available for purchase. Any balances remaining in Participants' Cash Accounts due to over subscription will remain in the Participants' Cash Accounts for use in the next Offering unless withdrawn by the Participant.

     (f) WITHDRAWALS FROM SHARE ACCOUNTS AND DIVIDEND REINVESTMENT. A Participant may withdraw the Shares credited to his Share Account on a first-in-first-out basis. The Committee shall establish rules and regulations governing such withdrawals. All cash dividends paid, if any, with respect to the Shares credited to a Participant's Share Account shall be added to the Participant's Cash Account and thereby shall be applied to exercise Rights to Purchase for Shares on the Right to Purchase Date next succeeding the date such cash dividends are paid by the Company. An election to leave Shares with the custodian shall constitute an election to apply the cash dividends with respect to such Shares to the exercise of Rights to Purchase hereunder. Shares so purchased shall be applied to the Shares credited to each Participant's Share Account.

     (g) TERMINATION OF EMPLOYMENT. If the employment of a Participant terminates for any reason, including death, disability, retirement or other cause, his participation in this Section 10 of the Plan shall automatically and without any act on his part terminate as of the date of termination of his employment. As soon as practicable following the Participant's termination of employment, the Company shall refund to such Participant (or beneficiary, in the case of the Participant's death) any amount in his Cash Account which constitutes payroll deductions, without interest, and the custodian shall deliver to such Participant a share certificate issued in his name for the number of whole Shares credited to his Share Account through prior Offerings.

     (h) EFFECT OF MERGER OR LIQUIDATION INVOLVING THE COMPANY. In the event the Company merges with another entity and the Company is not the surviving entity, or in the event all or substantially all of the Company's assets or stock is acquired by another entity, the Committee may, in connection with any such transaction, cancel each outstanding Right to Purchase and refund sums previously collected from Participants under the canceled Rights to Purchase, or, in its discretion, cause each Participant with outstanding Rights to Purchase to have his or her Rights to Purchase exercised immediately prior to such transaction and thereby the balance of his or her Cash Account applied to the purchase of Shares at the purchase price in effect for that Offering, which would be treated as ending with the effective date of such transaction. The balances of the Cash Accounts not so applied shall be refunded to the Participants. In the event of a merger in which the Company is the surviving entity, each Participant shall be entitled to receive, for each Share as to which such Participant's Rights to Purchase are exercised, the securities or property that a holder of one Share was entitled to receive in connection with the merger. To the extent that this paragraph is inconsistent with any other provision in this Plan, this paragraph shall control.

     SECTION 11.  AMENDMENT AND TERMINATION.

          (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from
Section 16(b) of the Exchange Act for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan, subject to any shareholder approval required under Rule l6b-3, in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

          (b) AMENDMENTS TO AWARDS. Subject to the provisions of Section 9, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

          (c)  CANCELLATION OF AWARD.  Any provision of this Plan (except
Section 9) or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of the granting to the holder of an alternative Award having a Fair Market Value equal to the Fair Market Value of such canceled Award.

     SECTION 12.  GENERAL PROVISIONS.

          (a)  NONTRANSFERABILITY.

               (i) Each Award, each Director Option and each Right to Purchase, and each right under any Award, any Director Option or any Right to Purchase, shall be exercisable during the Participant's or the Eligible Director's lifetime only by the Participant or the Eligible Director or, if permissible under applicable law, by the Participant's or the Eligible Director's guardian or legal representative or a transferee receiving such Award, Director Option or Right to Purchase pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee.

               (ii) No Award, Director Option or Right to Purchase that constitutes a "derivative security," for purposes of Section 16 of the Exchange Act, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant or Eligible Director otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (b) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

          (c) SHARE CERTIFICATES. All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the

Plan or the rules, regulations and other requirements of the SEC, any stock exchange or national securities association upon which such Shares or other securities are then listed and any applicable federal or state laws; and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (d) WITHHOLDING. A Participant or Eligible Director may be required to pay to the Company or any Subsidiary and the Company or any Subsidiary shall have the right and is hereby authorized to withhold from any Award, Director Option or Share otherwise issued under the Plan, from any payment due or transfer made under any Award or any Director Option or otherwise under the Plan, or from any compensation or other amount owing to a Participant or Eligible Director, the amount of any applicable withholding taxes in respect of an Award, a Director Option or a Share otherwise issued under the Plan, its exercise or any payment or transfer under an Award, under a Director Option or otherwise under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. With respect to Participants who are not subject to Section 16 of the Exchange Act, the withholding may be in the form of cash, Shares, other securities, other Awards or other property as the Committee may allow. With respect to Participants and Eligible Directors who are subject to Section 16 of the Exchange Act, the withholding shall be in cash or in any other property permitted by Rule 16b-3 as the Committee may allow. The Committee may provide for additional cash payments to Participants or Eligible Directors to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award or Share otherwise issued under this Plan.

          (e) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.

          (f) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares and other types of awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

          (g) NO RIGHT TO EMPLOYMENT. Eligibility for participation in this Plan or the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (h) NO RIGHTS AS SHAREHOLDER. Subject to the provisions of the Plan and/or the applicable Award, no Participant or holder or beneficiary of any Award, Director Option or Right to Purchase shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Stock.

          (i) GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Ohio.

          (j) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (k) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under the Plan if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the issuance of such Shares shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

          (l) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

          (m)  RULE 16b-3 COMPLIANCE.  With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          (n) HEADINGS. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          (o) NO IMPACT ON BENEFITS. Plan Awards or Shares otherwise issued under this Plan shall not be treated as compensation for purposes of calculating an Employee's rights under any employee benefit plan.

          (p) INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Regulations, by contract, as a matter of law, or otherwise.

     SECTION 13.  TERM OF THE PLAN.

          (a) EFFECTIVE DATE. The AirNet Systems, Inc. 1996 Stock Incentive Plan was effective as of May 1, 1996. The amendment and restatement of such Plan shall be effective as of the date of its approval by the shareholders of the Company.

          (b) EXPIRATION DATE. No Award or Right to Purchase shall be granted under the Plan after May 1, 2006. Unless otherwise expressly provided for in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after May 1, 2006.